As filed with the Securities and Exchange Commission on February 12, 2021

File Nos. 333-183945 and 811-22747

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

Form N-1A

 REGISTRATION STATEMENT

 UNDER

 THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 85

 and

 REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  86

ALPS SERIES TRUST

 (Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

 Denver, Colorado 80203

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number: (303) 623-2577

 Vilma V. DeVooght, Secretary

ALPS Series Trust

 1290 Broadway, Suite 1000

Denver, Colorado 80203

 (Name and Address of Agent for Service)

With copies to:

 Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

 1550 17th Street, Suite 500

Denver, CO 80202

It is proposed that this filing will become effective: (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CLARKSTON FUNDS

CLARKSTON FOUNDERS FUND
Founders Class | CFMDX

Prospectus

February 12, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.clarkstonfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-680-6562 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.clarkstonfunds.com.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Clarkston Founders Fund	Table of Contents

Fund Summary	2
Clarkston Founders Fund	2
Investment Objective and Principal Investment Strategies	9
More on The Fund’s Investments and Related Risks	10
Disclosure of Portfolio Holdings	15
Management	15
The Portfolio Managers	16
Administrator, Distributor and Transfer Agent of the Fund	17
Buying, Exchanging, and Redeeming Shares	17
Share Transactions	21
Dividends and Distributions	24
Federal Income Taxes	24
Financial Highlights	28
Additional Information About the Fund	Back Cover

Prospectus | February 12, 2021	1

Clarkston Founders Fund

Fund Summary

Clarkston Founders Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Founders Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver and Expense Reimbursement(2)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%

(1)	Other Expenses have been estimated for the current fiscal year for the Founders Class.

(2)

Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.80% of the Fund’s average daily net assets for the Founders Class shares. This agreement is in effect through February 28, 2022. The Adviser may not terminate this agreement prior to this date without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Founders Class	$82	$298	$533	$1,205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the fiscal period ended September 30, 2020, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. medium market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers medium capitalization companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Index at the time of initial purchase. As of December 31, 2020, the Russell Midcap® Index included companies with a market capitalization range of between approximately $0.3 billion and $58.5 billion. The Fund will, however, also invest in equity securities of smaller or larger companies. Because medium-market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk. To accomplish this goal, the Fund invests in companies that the Adviser believes to be of high quality and believes to be undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “Quality Value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

Prospectus | February 12, 2021	3

Clarkston Founders Fund

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when the Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

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Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Financials Sector Risk. When a substantial portion of the Fund’s assets are invested in the Financials sector, the Fund is susceptible to adverse economic or regulatory occurrences affecting that sector. Companies in the Financials sector are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Companies in the Financials sector may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Mid-Cap Company Risk. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus | February 12, 2021	5

Clarkston Founders Fund

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Because the Founders Class shares of the Fund had not commenced operations as of the date of this prospectus, the returns shown are of the Fund’s Institutional Class shares, which are described in a separate prospectus. Founders Class shares would have similar annual returns as the Institutional Class because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Founders Class shares would pay lower expenses, and therefore would generally be expected to have higher returns than the Institutional Class.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to a broad-based securities market index for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clarkstonfunds.com or by calling 1-844-680-6562.

Annual Total Returns (For the Calendar Year ended 12/31) – Institutional Class Shares

Best Quarter – December 31, 2020	19.22%
Worst Quarter – March 31, 2020	(19.25)%

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Average Annual Total Returns (for the periods ended December 31, 2020)

	1 Year	Since Inception (January 31, 2017)
Institutional Class
Return Before Taxes	23.21%	12.08%
Return After Taxes on Distributions	22.95%	11.62%
Return After Taxes on Distributions and Sale of Fund Shares	13.93%	9.46%
Russell Midcap Index TR(1) (reflects no deduction for fees, expenses or taxes)	17.10%	12.91%

(1)

The Russell Midcap®Index is a market capitalization weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market and includes approximately 800 of the smallest issuers in the Russell 1000® Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. public companies.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns for Founders Class shares will vary from those shown for the Institutional Class shares due to varying sales charges and expenses amount the classes.

Investment Adviser

Clarkston Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA, CPA, Chief Executive officer and Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception.

Gerald W. Hakala, CFA, Managing Partner, Equities of the Adviser, has been a portfolio manager for the Fund since its inception.

Prospectus | February 12, 2021	7

Clarkston Founders Fund

Purchase and Sale of Fund Shares

The Fund offers investors two classes of shares: Institutional Class and the Founders Class. This prospectus relates only to the Founders Class. Founders Class shares are offered on a limited basis and are available only to clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Purchases and redemptions of Founders Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms, unless the investment is held directly with the Fund’s transfer agent. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective and Principal Investment Strategies

This section describes the investment objectives and principal investment strategies of the Clarkston Founders Fund (the “Fund”). See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Clarkston Founders Fund’s investment objective is to achieve long-term capital appreciation.

While there is no assurance that the Fund will achieve its investment objectives, the Fund endeavors to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (the “Board”) may change the Fund’s name, investment objectives or principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

Clarkston Founders Fund

Under normal circumstances, the Fund invests primarily in equity securities of U.S. medium market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers medium market capitalization companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Index at the time of initial purchase. As of December 31, 2020, the Russell Midcap® Index included companies with a market capitalization range of between approximately $0.3 billion and $58.5 billion. The Fund will, however, also invest in equity securities of smaller or larger companies. Because medium market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk by investing in companies that the Adviser believes to be of high quality and believes to be undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “Quality Value.”

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

Prospectus | February 12, 2021	9

Clarkston Founders Fund

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

In managing the Fund’s portfolio, the Adviser uses its “Quality Value” investment philosophy to create a focused portfolio that is designed to allow each company to have a significant contribution to the overall performance of the Fund. The Adviser focuses on quality companies with sustainable competitive advantages that are operated by capable managers who have a keen eye for capital allocation resulting in consistently high Cash Returns on Net Operating Assets (“CRONOA”). The Adviser’s definition of “quality” companies are those that have competitive advantages that allow for consistently high CRONOA and sufficient free cash. The Adviser seeks to implement its philosophy through the disciplined purchasing of quality companies only when the companies trade at a reasonable discount to intrinsic value.

The Adviser’s investment process begins with an analysis for quality in three areas or principles: financial, business and management.

Financial Principle: Consistently high CRONOA, solid free-cash flow generation and strong balance sheets are characteristics typically found in companies that possess competitive advantages.

Business Principle: The Adviser focuses on understanding the business model, identifying the source of a company’s competitive advantage, and determining if the competitive advantage is sustainable.

Management Principle: The Adviser’s fundamental analysis consists of assessing management teams’ competency at ensuring superior execution, optimizing capital allocation, and sustaining their industry dominance. Management honesty and candor is a fundamental requirement.

Companies that meet the Adviser’s requirements in these areas are then subjected to the Adviser’s valuation analysis. The Adviser’s valuation analysis process begins with a determination of a company’s “normalized” free cash flow yield. The Adviser adds this yield to its estimate of the company’s future free cash flow growth rate. This results in the Adviser’s expectation for a security’s expected return. The Adviser purchases companies only when their return expectation exceeds the Adviser’s internal return targets. Companies with higher risk profiles have higher internal return targets.

More on The Fund’s Investments and Related Risks

The Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

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What are the Principal Risks of Investing in the Fund?

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally more volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally. This risk of loss is further elevated because the Fund may target businesses that may be experiencing or recently experienced financial distress, or may be in, entering, or emerging from, bankruptcy proceedings. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Non-Diversification Risk. The Fund is classified a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of the Fund’s shares than would occur in a diversified fund.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when the Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Prospectus | February 12, 2021	11

Clarkston Founders Fund

Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Financials Sector Risk. To the extent that the Fund invests a substantial portion of its assets in the Financials sector, the Fund is susceptible to adverse economic or regulatory occurrences affecting that sector. The Financials sector has a number of inherent risks, such as: (i) regulatory risks, which significantly impact the highly regulated Financials sector because financial institutions face considerable costs for regulatory compliance and reporting, (ii) credit risks, as sudden freezes or a loss of credit can disrupt daily operations, (iii) liquidity risk when assets or investments lose value and collateral cannot be sold in time to prevent a loss and (iv) recoupment risk if financial institutions lose their ability to recover loans and/or investments made regarding assets that have lost their value. Financial institutions also face (i) operational risks due to speculation as to how the markets will react in the future, (ii) security risks (including cybersecurity risks), and (iii) business continuity risks. Finally, some financial institutions face diversification risk because they may be very concentrated in their business focus or exposed to single business lines.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Mid-Capitalization Company Risk. The Fund is expected to invest in mid-capitalization companies. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector.

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What are the Non-Principal Risks of Investing in the Fund?

The inherent risks associated with the Fund that are less likely to have a material effect on the Fund’s investment portfolio as a whole are called “non-principal risks.” The non-principal risks of the Fund are further described below and in the SAI. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

COVID-19 Risks. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by

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third party service providers. Cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Derivatives Risk. The Fund may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. In addition, long options positions may expire worthless.

Exchange-Traded Fund (“ETF”) and Other Investment Company Risk. As a non-principal investment strategy, the Fund may invest in ETFs and other investment companies. ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

The Fund may also invest in investment companies that are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, unit investment trusts and ETFs are examples of investment companies. By investing in another investment company, the Fund will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Fund invests. Investments in securities of other investment companies are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Foreign Security Risk. The Fund may invest in foreign securities indirectly through ADRs. Foreign securities are generally riskier than U.S. securities. As a result, the Fund is subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

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Investment Focus Risk. To the extent that the Fund focuses its investments in particular industries, classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the Fund’s performance. The Fund will not concentrate its investments, as defined under the 1940 Act.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Disclosure of Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

Management

The Adviser, subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio.

The Adviser is an independent investment management firm with a “Quality Value” investment philosophy. The Adviser was formed in 2007 and has provided investment advisory services (including through its predecessor firms) since 2004.

The Adviser’s principal address is 91 West Long Lake Road, Bloomfield Hills, Michigan 48304.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee for the Fund based on the Fund’s average daily net assets. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the effective investment advisory fee rate paid by the Fund to the Adviser (net of fee waivers) for the Fund that had completed a full fiscal year of operations as of the date of this Prospectus.

Fund	Contractual Advisory Fee (%) (annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2020)
Clarkston Founders Fund	0.75%	0.55%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement was two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon thirty (30) days’ notice. The

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Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement was provided in the Fund’s semi-annual report to shareholders for the period ended March 31, 2020.

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate, as set out below, of the Fund’s average daily net assets.

Fund	Contractual Fee Waiver
Clarkston Founders Fund	0.80%

This agreement is in effect through February 28, 2022. The Adviser may not terminate this agreement prior to this date without the approval by the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the end of the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

The Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day investment and reinvestment of the Fund’s assets. The portfolio managers listed below have served as the Fund’s portfolio managers since the Fund’s inception.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Jeffrey A. Hakala, CPA, CFA Chief Executive Officer and Chief Investment Officer

Jeffery Hakala is Co-Founder, Chief Executive Officer and Co-Chief Investment Officer of the Adviser. He has co-managed the firm’s investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Arts, Business Administration from Michigan State University and a Master of Business Administration from Michigan State University.

Gerald W. Hakala, CFA Managing Partner, Equities

Gerald Hakala is Co-Founder and Co-Chief Investment Officer of the Adviser. He has co-managed the firm’s investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Business Administration from the University of Michigan and a Master of Business Administration from Michigan State University.

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Administrator, Distributor and Transfer Agent of the Fund

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Fund’s administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund’s distributor.

Buying, Exchanging, and Redeeming Shares

The Clarkston Founders Fund currently offers Founders Class and Institutional Class shares. The Institutional Class shares are described in a separate prospectus. Each share class of the Clarkston Founders Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Clarkston Founders Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest; and
●	total expenses associated with owning shares of each class.

No sales charges will be applied to your share purchases.

Founders Class shares are offered on a limited basis and are available only to clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan

The Fund has not adopted a 12b-1 plan.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its shareholders.

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Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any shareholder services provided to Fund shareholders.

Investment Minimums

The Clarkston Founders Fund offers investors two classes of shares: the Founders Class and the Institutional Class. The Institutional Class shares are described in a separate prospectus. Founders class shares are offered on a limited basis and are available only to clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The Adviser reserves the right to make exceptions or otherwise modify exceptions to the investment minimum at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem Founders Class shares of the Fund directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full-service broker-dealers may be available through

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wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

Exchanging Shares

You may transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Before effecting an exchange, you should read the prospectus for the class of the Fund into which you are exchanging.

Additional Information About Exchanges

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, the sale of shares of the first fund is treated as a redemption and may produce a taxable gain or loss in your non-tax-advantaged account. Transfers between classes of the Fund are generally not a taxable transaction. Certain significant holders of Fund shares are required to provide information concerning such a nontaxable exchange on their federal income tax returns for the year of the exchange. See the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

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Clarkston Founders Fund

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds will typically be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and/or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-844-680-6562 for information on obtaining a Medallion signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make a payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If the Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the

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sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

The Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-844-680-6562 for information on obtaining a Medallion signature guarantee.

Redemption Fees

The Fund does not charge redemption fees.

Share Transactions

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

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Clarkston Founders Fund

On a periodic basis, the Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally,

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4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

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Clarkston Founders Fund

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Dividends and Distributions

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. The Clarkston Founders Fund intends to distribute any net income to shareholders annually.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

Federal Income Taxes

Summary. The following information is a general summary of U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund.

This discussion assumes that the Fund will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as regulated investment companies and will satisfy certain distribution requirements so that they are not generally subject to U.S. federal income tax. There can be no guarantee that these assumptions will be correct.

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The Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. The Fund expects to distribute substantially all of its ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts). Such arrangements are subject to special tax rules.

Income Dividends and Capital Gains. For U.S. federal income tax purposes, shareholders of the Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. Distributions properly reported as net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held. The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from ETFs in which the Fund owns investments.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions of the Fund may be “qualified dividend income,” which will be taxable to individual and other non-corporate shareholders at favorable tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for his or her Fund shares, the Fund satisfies certain holding period requirements for its investments in the stock producing such dividends and certain other requirements are satisfied. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, generally cannot exceed the amount of dividends received by the Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, or short-term capital gains, such dividends generally will not be eligible for the lower rate. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less. The Fund may realize ordinary income from distributions from ETFs, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

Some of the Fund’s investments, such as certain option transactions, foreign currency contracts, and regulated futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis and resulting gains or losses generally will be treated as 60% long-term capital gains or losses and 40% short-term capital gains or losses.

The Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Prospectus | February 12, 2021	25

Clarkston Founders Fund

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after the Fund has made a distribution. Fund dividends paid to shareholders that are C corporations may be eligible for the 50% corporate dividends-received deduction to the extent that such dividends are attributable to qualifying dividends received from U.S. domestic corporations, subject to certain holding period requirements and debt-financing limitations.

If the Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Sale or Redemption of Fund Shares. Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund, including an exchange of shares for shares of another mutual fund of the Trust advised by the Adviser, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. The deductibility of capital losses is subject to limitations.

Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Sales, exchanges or redemptions of shares held in an IRA (or other tax-advantaged plan) are generally not currently taxable.

Transfers between classes of a single Fund are generally not taxable transactions. Certain significant holders of Fund shares are required to provide information concerning such a nontaxable exchange on their federal income tax returns for the year of the exchange. See the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

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Cost-basis reporting. The Fund (or its administrative agent) generally must report to the IRS the gross proceeds from the sale of Fund shares. The Fund also must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and subsequently sold or redeemed, and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Medicare Surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and certain trusts to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup Withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has failed to provide a correct tax identification number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is 24% for tax years beginning before 2026.

Foreign Taxes. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from its foreign security investments. Shareholders will generally be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of the Fund’s foreign tax obligations. For more information, see the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions.

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Prospectus | February 12, 2021	27

Clarkston Founders Fund

Financial Highlights

Because Founders Class shares of the Fund had not commenced operations as of the date of this prospectus, this table details the financial performance of the Fund’s Institutional Class shares, which are described in a separate prospectus. Because Founders Class shares have different expenses than Institutional Class shares, financial results for Founders Class shares would have differed.

The financial highlights tables are intended to help you understand the financial performance of the Fund for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd (“Cohen”) the Fund’s independent registered public accounting firm. Cohen’s report, along with the Fund’s financial statements and financial highlights, are included in the Fund’s annual report, which is available upon request by calling the Fund at 1-844-680-6562.

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Clarkston Founders Fund – Institutional Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.67		$11.34		$10.64		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.08		0.12		0.07		0.02
Net realized and unrealized gain on investments	1.00		0.44		0.67		0.62
Total from investment operations	1.08		0.56		0.74		0.64

LESS DISTRIBUTIONS:
From net investment income	(0.10)		(0.08)		(0.04)		—
From net realized gains on investments	(0.30)		(0.15)		—		—
Total Distributions	(0.40)		(0.23)		(0.04)		—

NET INCREASE IN NET ASSET VALUE	0.68		0.33		0.70		0.64
NET ASSET VALUE, END OF PERIOD	$12.35		$11.67		$11.34		$10.64

TOTAL RETURN(c)	9.34%		5.31%		7.01%		6.40%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$76,111		$44,411		$34,201		$24,147

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.11%		1.15%		1.22%		1.46	%(d)
Operating expenses including reimbursement/waiver	0.91	%(e)	0.91	%(e)	0.91	%(e)	0.92	%(d)(e)
Net investment income including reimbursement/waiver	0.73%		1.06%		0.59%		0.29	%(d)

PORTFOLIO TURNOVER RATE(f)	22%		15%		9%		4%

(a)	Commenced operations on February 1, 2017.

(b)	Calculated using the average shares method.

(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)

According to the Fund’s shareholder services plan with respect to the Fund’s Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2020, September 30, 2019, September 30, 2018, and September 30, 2017, respectively, in the amount of 0.04%, 0.04%, 0.04% and 0.03% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

Prospectus | February 12, 2021	29

Additional Information About the Fund

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports, when available, will discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 1-844-680-6562, by writing the Fund at Clarkston Founders Fund, PO Box 1920, Denver, CO 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.clarkstonfunds.com.

The Fund’s shareholder reports, prospectus and statement of additional information and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

February 12, 2021

CLARKSTON PARTNERS FUND

 Founders Class CFSMX

Institutional Class CISMX

CLARKSTON FUND

 Institutional Class CILGX

CLARKSTON FOUNDERS FUND

Founders Class CFMDX

 Institutional Class CIMDX

ALPS Series Trust

Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund (the “Funds”)

1290 Broadway, Suite 1000

Denver, CO  80203

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the Funds listed above, each of which is a separate series of ALPS Series Trust, a Delaware statutory trust (the “Trust”).  Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.  Clarkston Capital Partners, LLC (the “Adviser”) is the investment adviser of the Funds.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated January 28, 2021, and with respect to the Clarkston Founders Fund Founders Class prospectus dated February 12, 2021, as supplemented from time to time (collectively, the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Clarkston Partners Fund, the Clarkston Fund or the Clarkston Founders Fund at the address listed above, or by calling the Funds’ transfer agent at 1-844-680-6562.  The Funds’ most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each individually a “Fund” and collectively, the “Funds”).  The Funds are series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified.  The following table shows each Fund’s classification:

Fund	Classification
Clarkston Partners Fund	Non-Diversified
Clarkston Fund	Non-Diversified
Clarkston Founders Fund	Non-Diversified

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for each Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.”  In order to achieve its investment objective, each Fund generally makes investments of the sort described in the Prospectus.

A Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below.  In addition, a Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

Bank Obligations

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis.  A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.  Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.  Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks.  Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes.  Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so.  This borrowing may be secured or unsecured.  Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary emergency purposes.  Any borrowings for temporary emergency purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any.  A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Reverse Repurchase Agreements” below.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative.  If a Fund acquires a Brady Bond, there can be no assurance that the Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of a Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt.  Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure.  The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks.  Growth stocks typically trade at higher multiples of current earnings than other stocks.  As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.  If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks.  These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor.  If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Credit Default Swaps

Each Fund may enter into credit default swap contracts.  When used for hedging purposes, a Fund would be the buyer of a credit default swap contract.  In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation.  In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.  When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both.  Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps.  Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

Credit Ratings

The fixed-income securities in which each Fund may invest will not be required to meet a minimum rating standard. Fixed-income securities that are not rated for creditworthiness by any internationally recognized credit rating organization are commonly referred to as “junk bonds” and involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

Currency Transactions

A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts and exchange-listed and over-the-counter (“OTC”) options on currencies and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency.  For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar.  Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.  Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.  Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which a Fund has or in which a Fund expects to have exposure.  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions.  Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in these transactions.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments.  These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts.  Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary.  The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer.  ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders.  In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR.  In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market.  The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges.  In addition, the share price and all dividends are converted to the shareholder’s home currency.  As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer.  For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities.  Thus, a depositary receipt representing ownership of common stock will be treated as common stock.  Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, a Fund will not be obligated to use derivatives and the Funds make no representations as to the availability of these techniques at this time or at any time in the future.  Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets.  The types of derivatives in which a Fund may invest include, but are not limited to, futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities, currencies, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of a Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain.  A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions.  The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured.  These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, each Fund may (if and to the extent so authorized) enter into futures contracts, currency forward contracts and currency swaps, purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and each Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with a Fund’s investment objective and policies and applicable regulatory requirements.  A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing.  Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap.  However, central clearing does not eliminate counterparty risk or illiquidity risk entirely.  In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

In connection with the use of certain derivatives, the Adviser intends to comply with the requirements of the Commodity Exchange Act (“CEA”) by operating a Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used.  Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

Each Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”).  When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “FEDERAL INCOME TAXES.”

Risks of Derivatives Outside of the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Equity Investments

Each Fund will invest in equity securities.  Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment.  Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies or broad equity market indices generally.  Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Funds.  Generally, an ETF is an investment company that is registered under the 1940 Act Index ETFs that holds a portfolio of securities designed to track the performance of a particular index or index segment, actively managed ETFs are actively managed by an investment adviser.  Similar instruments, issued by pools that are not investment companies, offer characteristics similar to index ETFs and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an index ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an index ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.  Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs.  These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index.  The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange.  ETFs may trade at relatively modest discounts or premiums to net asset value.  In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.

Limitations of the 1940 Act, which prohibit a Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict a Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities.  Each Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  A Fund will designate liquid assets in an amount at least equal in value to a Fund’s commitments to purchase securities on a firm commitment basis.  If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.  As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity. When purchasing securities pursuant to a when-issued or forward commitment transaction, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. A Fund may renegotiate a when-issued or firm commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund. When-issued and forward-commitment transactions will not be considered to constitute issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if a Fund covers the transaction in accordance with the requirements described under the heading “Borrowings”.

Fixed-Income Securities

Each Fund may invest in fixed-income securities.  Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor.  Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers.  Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period.  Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of fixed-income securities can generally be expected to rise.  Conversely, when interest rates rise, the value of fixed-income securities can generally be expected to decline.  Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes, particularly if such securities were purchased at a discount.  It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  Such securities may present risks based on payment expectations.  Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

Each Fund may invest in floating and variable rate obligations.  Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.  Variable rate obligations invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.  Some demand instruments may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose.  A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date a Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due.  To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by a Fund between that bank and the Fund’s custodian.

Foreign Bank Time Deposits

Each Fund may make time deposits in interest-bearing foreign bank accounts.  Such time deposits will be subject to conditions placed on the time deposit account by the applicable bank (e.g., higher interest payments for maintaining funds in the account for longer periods of time).  The Adviser generally expects its foreign bank time deposits to be made and maintained in U.S. dollars; however, the Adviser may make such deposits in foreign currencies where the Adviser deems such investments to be in the best interest of a Fund.  Foreign bank time deposit accounts may be subject to restrictions on withdrawal, including penalties or reductions in interest for withdrawals before the end of the expected or intended duration of the time deposit.

High-Yield Securities

Each Fund may invest in high-yield securities.  High-yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Under rating agency guidelines, any quality and protective characteristics of high-yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions.  Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal.

The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities.  Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events.  Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever.  Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither a Fund nor the Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can any Fund or the Adviser be certain an issuer will maintain its current credit rating in the future.  When available, the Adviser may refer to selected ratings from recognized agencies.  The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings.  Changes by recognized rating services in their ratings of a high-yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.  The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate.  Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.  Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity.  The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high-yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of high-yield securities held in general.  These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect a Fund’s net asset value per share and may limit the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments.  Prices for high-yield securities may be affected by legislative and regulatory developments.  These laws could adversely affect a Fund’s investments in high-yield securities, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high-yield bonds and limiting the deductibility of interest by certain corporate issuers of high-yield bonds adversely affected the market in prior years.

High-yield Corporate Securities.  While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, such securities present a higher degree of credit risk.  Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness.  If a Fund holds such securities, the Fund also could incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  These risks may be greater for non-U.S. high-yield securities especially those of issuers located in emerging markets.

The development of markets for high-yield corporate securities has been a relatively recent phenomenon, especially outside the United States.  In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

A Fund may invest in high-yield securities that bear interest at fixed rates, securities with variable rates of interest, or securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High-yield Non-U.S. Debt Securities.  Investing in fixed and floating rate high-yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high-yield securities generally.  For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden.  Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high-yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt.  The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations.  If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.  Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that instruments that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.  The Adviser, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  Each Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.  The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Interest-Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars.  If a Fund enters into these types of transactions, the Fund expects that it would do so in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain.  Interest rate and equity swaps involve the exchange between the parties to the swap of their respective commitments to make or receive payments based on a notional principal amount.  The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap.  The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor.  A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

If a Fund enters into interest-rate and equity swaps, the Fund expects that it will usually enter into the swap on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability.  If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  There is a risk that is incorrect forecasts of market values, interest rates and other applicable factors, will diminish the investment performance of a Fund compared with what it would have been if these investment techniques were not utilized.  Moreover, even if the forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so.  To the extent a transaction is not or cannot be terminated in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund.  Because swaps and related transactions are bilateral contractual arrangements between the counterparties to the transactions, a Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument.  If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.  A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Loans of Portfolio Securities

Upon approval by the Board of Trustees, a Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time.  The procedure for the lending of securities will typically include the following features and conditions.  The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with a Fund in an amount equal to a minimum of 100% of the market value of the securities lent.  A Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon.  A negotiated portion of the income so earned may be paid to the securities or lending agent (e.g., a bank or trust company) who arranged the loan.  The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral.  These will be “demand” loans and may be terminated by a Fund at any time.  A Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change.  A Fund’s performance will continue to reflect changes in the value of the securities loaned.

The terms of the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and rules and interpretations of the SEC thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund’s total assets and require (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises; (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distributions on the lent securities, and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to lending securities, subject to the oversight of the Board of Trustees. At present time, the SEC does not object if any investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a Fund has knowledge that a material event will occur affecting securities on loan, and with respect to which the holder of securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A Fund bears the risk that there may be a delay in the return of the securities, which may impair the Fund’s ability to vote on such a matter. A Fund may include, as part of its total assets, the assets that it receives as collateral for loans of its portfolio securities, for purposes of determining compliance with the requirement that a mutual fund should not have on loan at any given time securities representing more than one-third of its total asset value.

These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations.  In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent.  To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss.  In the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. A Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, a Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter.  A Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities. A Fund may hold money market instruments for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when a Fund maintains exposure to money market instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging and frontier market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers.  Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations.  To the extent a Fund purchases securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and a Fund’s income available for distribution.  A Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency. See “FEDERAL INCOME TAXES.”

In addition, even though each Fund’s income may be received or realized in foreign currencies, each Fund will be required to compute and distribute its income in U.S. dollars.  Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, a Fund could be required to liquidate portfolio securities to pay such dividend.  Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development.  There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.  Many of such markets also may be affected by developments with respect to more established markets in the region.  Brokers in non-U.S. and emerging/frontier market countries typically are fewer in number and less capitalized than brokers in the United States.  These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, may have an adverse impact on the investment performance of a Fund to the extent a Fund invests in these markets.  There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States.  For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.  Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges, particularly in frontier markets, generally are higher than in the United States.  With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on a Fund.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other risks associated with investments in non-U.S. securities include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.  In particular, the assets and profits appearing on the financial statements of an emerging or frontier market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.  In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits.  Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.  Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.  The manner in which foreign investors may invest in companies in certain emerging and frontier market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund to the extent a Fund invests in those markets.  For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund.  Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries.  Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities.  The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event a Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries.  A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries.  Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience.  In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

In addition to the options on instruments and indices described in this SAI, each Fund reserves the right to purchase or sell options on other instruments and indices and those which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price.  If a Fund were to purchase a put option on a security, for example, it might do so in an attempt to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price.  If a Fund were to purchase a call option on a security, index, currency or other instrument, for example, it might do so in an attempt to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument.  An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

A Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain.  In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies.  A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written.  A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts.  Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

If a Fund writes a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues.  If a Fund writes a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues.  Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option.  Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions.  A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.  Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option.  As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income.  Similarly, the sale of put options can also provide gains for a Fund.  A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies.  All calls sold by a Fund must be “covered” (that is, the Fund must own the securities subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Options on Stocks and Stock Indices.  Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund.  In addition, each Fund may purchase options on stocks that are traded over-the-counter.  Options on stock indices are similar to options on specific securities.  However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.  Options are also traded in certain industry or market segment indices.  Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

For example, a purchase of a call option on a stock index could be used as a hedge against an increase in prices of particular equity securities a Fund wanted ultimately to buy if the Adviser expected general stock market prices to rise.  If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of a Fund’s index option resulting from the increase in the index.  On the other hand, a purchase of a put option on the index could be used if the Adviser expected general stock market prices to decline.  If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Options on Currencies.  Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Other Investment Companies (excluding ETFs)

Each Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act.  These investment companies typically incur fees that are separate from those fees incurred directly by a Fund.  A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.  No adjustments will be made to the advisory fee with respect to assets of a Fund invested in such investment companies.

A Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities.  A Fund will invest in closed-end investment companies only in furtherance of their investment objectives.  Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets.  The ability of a Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets.  Such companies themselves, however, may have policies that are different from those of a Fund.

A Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds and Other Similar Instruments.”

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends.  Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Repurchase Agreements

Each Fund may enter into repurchase agreements.  A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price.  The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security.  Such transactions afford the opportunity to earn a return on temporarily available cash at relatively low market risk.  When a Fund enters into a repurchase agreement, the Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.  A Fund will require that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security.  In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market.  However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  Pursuant to a reverse repurchase agreement, a Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  A Fund will pay interest on amounts obtained pursuant to reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings by a Fund. See “Borrowing” above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.  If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices.  Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize.  Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions.  Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.  Each Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board.  A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Securities Related Issuers

The 1940 Act limits each Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

Each Fund may make short sales of securities consistent with its strategies.  A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  A Fund may have to pay a fee to borrow particular securities and may be obligated to pay over any accrued interest and dividends on such borrowed securities.

If a Fund sells a security short and the price of the security increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security.  A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.  To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Positions

Each Fund may depart from its principal investment strategies to meet redemption requests or in response to adverse market, economic or political conditions by taking temporary defensive positions. While in a temporary investment position, a Fund may invest some or all of its assets in cash and/or cash equivalent securities. Cash equivalent securities include, but are not limited to, obligations of the U.S. government or by its agencies or instrumentalities, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency.  Under such circumstances, a Fund may not achieve its investment objective.

Segregated and Other Special Accounts

To the extent a Fund uses certain types of derivatives, the Fund will be required, among other things, to Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated.  A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis.  A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

Certain options, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives.  A Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund.  Moreover, instead of designating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high as or higher than the price of the contract held.  Other derivatives may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities.  U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance.  Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.  A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value.  Under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government.  Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

CMOs and MBS Derivatives

The collateralized mortgage obligation (“CMO”) and stripped mortgage-backed securities (“MBS”) markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”).  For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs.  Interest-only pass-through securities experience greater yield variability relative to changes in prepayments.  “Inverse floaters” experience greater variability of returns relative to changes in interest rates.  To the extent that a Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks, and hedging risks associated with such securities will be severely magnified.

Warrants and Rights

Each Fund may invest in warrants and rights.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date.  Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock.  The market value of a warrant does not necessarily move with the value of the underlying securities.  If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity.  Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.  A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued.  Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero-coupon securities, pay-in-kind bonds and deferred payment securities.  Zero-coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity.  When a zero-coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.  This difference is known at the time of purchase, so that investors holding zero-coupon securities until maturity know at the time of their investment what the expected return on their investment will be.  Zero-coupon securities may have conversion features.  Each Fund also may purchase pay-in-kind bonds.  Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero-coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero-coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.  Zero-coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero-coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments.  Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “FEDERAL INCOME TAXES.”

INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following is a description of fundamental policies of each Fund that may not be changed without the vote of a majority of a Fund’s outstanding voting securities.  Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.  The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board of Trustees.  The percentages set forth below and the percentages set forth in the Prospectus apply at the time of the purchase of a security, except (i) with respect to fundamental investment restriction (2) and (7), for which any such required percentages apply at all times and (ii) as otherwise required by applicable law.

Each Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its total assets at the time of the purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding obligations issued or guaranteed by the U.S. government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);
(2)	Borrow money, except to the extent permitted under the 1940 Act;
(3)	Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;
(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(5)	Purchase or sell real estate, although a Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;
(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in each Fund’s Prospectus and elsewhere in this SAI; and
(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of restriction (1) above, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by Global Industry Classification Standard (GICS) sector and industry classifications. Each Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders.  The use of any particular classification system is not a fundamental policy.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”).  Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as each Fund maintains adequate cover, segregation of assets or otherwise.  See “Borrowing” above.

Non-Fundamental Investment Restrictions

In addition, it is contrary to each Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of a Fund’s net assets (based on then-current value) would then be invested in such securities.  For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction.  Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view.  This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders.  Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year.  Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.  In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.  See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year.  In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded.  A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of a Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below).  No data about a Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about a Fund:  (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Portfolio Holdings.  These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information.  These policies and procedures may be modified at any time with the approval of the Board.

In order to protect each Fund from any trading practices or other use by a Third Party that could harm a Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of a Fund’s Portfolio Holdings.  Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis.  In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received.  Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers.  In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to a Fund’s relevant Service Providers and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided.  As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Chief Compliance Officer for the Adviser (or persons designated by such Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose.  Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be either subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Clarkston Capital Partners, LLC (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
MUFG Union Bank, N.A. (Custodian)	Daily	None	Daily	Daily
WealthTechs, Inc. (Custodian data service provider)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Counsel)	As needed	None	As needed	As needed
Bloomberg L.P.	Monthly	30 days	Monthly	Monthly
Thomson Reuters Lipper	Monthly	30 days	Monthly	Monthly
Morningstar, Inc.	Monthly	30 days	Monthly	Monthly
FactSet Research Systems Inc.	Monthly	30 days	Monthly	Monthly

Each Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy.  As part of this responsibility, each Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of a Fund with a fifteen (15) calendar day lag.  Except as set forth in this Policy, the full holdings of a Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-PORT; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Trust’s Form N-CSRs and Form N-PORTs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a fifteen (15) calendar day delay from the end of the month being provided.  These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;
§	Disclosures necessary for Service Providers to perform services to the Funds, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;
§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
§	Disclosures to the adviser of a Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund).  Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser.  Thus, a particular security may be bought or sold for multiple clients at the same time.

If the Adviser determines that the purchase or sale of a particular security at a particular time is appropriate for more than one client account, the Adviser will typically, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the Adviser’s policy to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs shall be shared pro rata based on each account’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each account’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts which had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

If the Adviser’s trading desk receives an order for a security at the same time as there exists an open order for that same security that Clarkston intends to place with the broker executing the open order, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker will be allocated solely to the clients participating in the existing open order, and the second order will be added into the unfilled portion of the existing open order.

Not all transactions for clients are aggregated into Block Orders. Some types of purchase or sale transactions cannot be included in Block Orders. Clients whose transactions are not part of an aggregated order will receive different prices, which may be more or less than the price a client would have received had the transactions been included in a Block Order. In such cases, clients may not receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for each Fund through several brokers or dealers.  The Adviser’s general policy is to use its best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the Adviser’s policy to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser cannot assure that best execution will be achieved for each Fund transaction. The Adviser maintains a list of approved broker-dealers it will use to place Fund and other client trades for execution. The Adviser periodically reevaluates these broker-dealers to confirm that they meet the Adviser’s criteria and standards, including that they provide trade execution services that the Adviser views as satisfactory. Upon reevaluation or at other times, the Adviser may add or remove broker-dealers to or from the list of approved broker-dealers. Although each Fund may use a broker-dealer that sells Fund shares to effect transactions for a Fund’s portfolios, a Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services.  The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for a Fund.  However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion.  Research and brokerage services provided by broker-dealers chosen by the Adviser to place a Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds.  Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.  Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker.  When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services.  The advisory fees paid by a Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.  Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following tables list the total amount of brokerage commissions paid by each Fund for the fiscal years or period noted below:

Fund	For the Fiscal Year Ended September 30, 2020	For the Fiscal Year Ended September 30, 2019	For the Fiscal Year Ended September 30, 2018
Clarkston Partners Fund(1)	$409,680	$152,631	$123,896
Clarkston Fund(2)	$8,952	$8,126	$4,258
Clarkston Founders Fund(3)	$25,092	$6,814	$4,433

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.
(2)	The Clarkston Fund commenced operations April 4, 2016.
(3)	The Clarkston Founders Fund commenced operations February 1, 2017.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.  Confirmations of each purchase or redemption are sent to each shareholder.  Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions.  The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Clarkston Partners Fund and the Clarkson Founders Fund are currently divided into two share classes:  Founders Class and Institutional Class shares. The Clarkston Fund has one share class, the Institutional Class.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund.  The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust.  Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

Purchase of Shares

No sales charges will be applied to your share purchases.

Founders class shares are offered on a limited basis and are available only to clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors and individuals. Institutional Class shares are also offered directly, via each of the Funds’ transfer agents, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors). Such intermediaries may require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

The minimum investments in each Fund are set forth in the Prospectus.

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number).  Shareholders should be sure to write the Fund’s account number on the check.  Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order.  Share certificates will not be issued.  Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer.  Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time):  (i) in the case of a wire transfer payment, a purchaser must call 1-844-680-6562 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund.  If federal funds are received by the Transfer Agent that same day, the order will be effective on that day.  If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of each Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable.  A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.  However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period:  (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures.  A Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.  Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.  If notice of redemption is received on any business day, the redemption will be effective on the date of receipt.  Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt.  If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day.  The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption requests for shares recently purchased by check will be accepted only after a Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

Note:  Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Exchanging Shares

If you have held your shares in a Fund for at least seven days, you may exchange those shares for shares (of a corresponding share class) of the other Fund if such Fund is available for sale in your state and meets the investment criteria of the investor.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of any Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. For a Fund or Funds with multiple classes, you may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Additional Information About Exchanges

An exchange represents the sale of shares from one Fund and the purchase of shares of the other Fund. This may produce a taxable gain or loss in your non-tax-advantaged account. Transfers between classes of a single Fund are generally not considered a taxable transaction. See “FEDERAL INCOME TAXES.”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Funds for further details.

Shareholder Services Plan for Institutional Class Shares

Each Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class shares which authorize each Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional Class shares of each Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Funds’ fiscal year for such services shall be reimbursed to the applicable Fund.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees.  The Board approves all significant agreements between/among the Funds and the persons or companies that furnish services to the Funds, including agreements with each Fund’s distributor, Adviser, administrator, custodian and transfer agent.  The day-to-day operations of the Funds are delegated to the Adviser and the Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, LLC, a Private Wealth Advisory Practice. From September 2005 to May 2007, he was Senior Vice President, Ameriprise Financial; Chairman of Ameriprise Trust Company (2005-2007) and President, American Express Institutional Asset Management (1984 to 2002). He has also served on several investment related boards including Kenwood Capital Management, Riversource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company, and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May is currently COO of Magnifi LLC and is CEO and Founder of Paralel Technologies, LLC. Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. In addition to AST, Mr. May also serves on the Board of Directors of the Reaves Utility Income Fund, The Bow River Evergreen Fund and the New Age Alpha Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	11	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) (2009 to present); Trustee of the Bow River Evergreen Fund (since 2020); and Trustee of the New Age Alpha Trust (since 2020).

Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson, Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Erich Rettinger, Birth year: 1985	Treasurer	Since August 2020	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds.
Vilma V. DeVooght, Birth Year: 1977	Secretary	Since May 2020	Ms. DeVooght has served as Senior Counsel of ALPS since 2014 and previously served as Associate Counsel of First Data Corporation from 2012 to 2014 and Legal Counsel of Invesco 2009 to 2011. Ms. DeVooght also serves as Assistant Secretary of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund (since 2015).
Anne M. Berg, Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, she was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015- 2017) and Deputy Chief Compliance Officer at ALPS (2012- 2015). Mr. Foss is also CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Ward D. Armstrong- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Armstrong contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience. Additional information regarding Mr. Armstrong’s principal occupations and other directorships held is presented in the chart above. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management.

J. Wayne Hutchens- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Hutchens contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds. He was selected to serve as a Trustee of the Trust based on his business and financial services experience. Additional information regarding Mr. Hutchens’ principal occupations and other directorships held is presented in the chart above. Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado.

Patrick Seese- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Seese contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other organizations. He was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience. Additional information regarding Mr. Seese’s principal occupations and other directorships held is presented in the chart above. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business.  He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.

Jeremy O. May- Through his experience as a senior officer of and board member of financial and other organizations, Mr. May contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience. Additional information regarding Mr. May’s principal occupations and other directorships held is presented in the chart above. Mr. May has a B.S. in Business Administration from the University of Colorado.

None of the Independent Trustees own securities in Clarkston Capital Partners, LLC, the Funds’ investment adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees.  The Trust has engaged the Adviser to manage the Funds on a day-to day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust.  The Board is currently composed of four members, three of whom are Independent Trustees.  The Board meets at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances.  These include the Trust’s series of Fund shares, each Fund’s single portfolio of assets, each Fund’s net assets and the services provided by the Fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds.  The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance.  The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers.  In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese.  The Audit Committee met three times during the fiscal year ended September 30, 2020.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended September 30, 2020.

Independent Trustee Retirement Policy

The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Independent Trustee Retirement Policy (“Retirement Policy”), upon reaching the age of 75, an Independent Trustee is deemed to tender an offer of retirement, which retirement, if accepted, shall become effective upon the September 30th immediately following the tender of a retirement. The Board may decline the offer upon the vote of a majority of the continuing Trustees. If the Board declines an Independent Trustee’s offer, then the term of office of such Independent Trustee continues in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender another offer of retirement upon each subsequent birthday. The Trustees review the Funds’ Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

As of December 31, 2020, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy O. May	None	None

As of December 31, 2020, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
J. Wayne Hutchens	$10,001 – 50,000	$50,001 – 100,000
Patrick Seese	None	None

*	The Fund Complex currently consists of 11 series of the Trust.

Remuneration of Trustees.  Effective October 1, 2020, the Independent Trustees of the Trust receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the fiscal year ended September 30, 2020, the Independent Trustees received the following compensation:

Independent Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
J. Wayne Hutchens	$67,000	$0	$0	$67,000
Patrick Seese	$62,000	$0	$0	$62,000
Ward D. Armstrong	$72,000	$0	$0	$72,000
Jeremy May	$62,000	$0	$0	$62,000

* * *

The Fund Complex currently consists of 11 series of the Trust.

Mr. May is an interested person of the Trust (as defined in the 1940 Act) because of the position he held with ALPS and its affiliates through June 2019.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

INVESTMENT MANAGER

Clarkston Capital Partners, LLC (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

Founded in 2007, the Adviser is an independent investment management firm with a “Quality Value” investment philosophy. As of September 30, 2020, the Adviser had approximately $4.5 billion in assets under management.

The Adviser’s principal address is 91 West Long Lake Road, Bloomfield Hills, Michigan, 48304.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee as set out below based on each Fund’s average daily net assets.

Fund	Management Fee
Clarkston Partners Fund	0.80%
Clarkston Fund	0.50%
Clarkston Founders Fund	0.75%

The management fee is paid on a monthly basis.  The initial term of the Advisory Agreement was two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ written notice and the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate as set out below.

Fund	Contractual Fee Waiver
Clarkston Partners Fund	0.85%
Clarkston Fund	0.55%
Clarkston Founders Fund	0.80%

This agreement is in effect through January 31, 2022 for the Funds, and February 28, 2022 for the Clarkston Founders Fund Founders Class. The Adviser may not terminate this waiver prior to this date without the approval by the Funds’ Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

	For the Fiscal Year Ended September 30, 2020	For the Fiscal Year Ended September 30, 2019	For the Fiscal Year Ended September 30, 2018
Clarkston Partners Fund(1)
Gross Advisory Fees	$8,062,682	$6,920,219	$6,513,596
Waiver of Advisory Fees	$645,973	($616,132)	($761,949)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$7,416,709	$6,304,087	$5,751,647
Clarkston Fund(2)
Gross Advisory Fees	$258,591	$210,151	$152,489
Waiver of Advisory Fees	$110,696	($108,159)	($84,677)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$147,895	$101,992	$67,812
Clarkston Founders Fund(3)
Gross Advisory Fees	$413,939	$279,061	$227,155
Waiver of Advisory Fees	$110,059	($90,772)	($95,166)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$303,880	$188,289	$131,989

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.
(2)	The Clarkston Fund commenced operations April 4, 2016.
(3)	The Clarkston Founders Fund commenced operations February 1, 2017.

The Adviser makes revenue sharing payments as incentives to certain financial intermediaries and financial professionals to promote, solicit and sell shares of the Clarkston Funds. The Adviser, out of its own resources, makes payments for distribution and/or shareholder servicing activities for the Clarkston Funds and makes payments to financial professionals and financial intermediaries for marketing, promotional or related expenses applicable to the Clarkston Funds and/or access to sales meetings, sales representatives and management representatives of the intermediary. The amount of these payments is generally determined by the Adviser; however, in some circumstances, the Adviser has agreed to pay out of its own resources fees to financial intermediaries for sub-accounting services provided to the Clarkston Funds to the extent such fees exceed the maximum shareholder services fee allowable by a Clarkston Fund. These types of payments create an incentive for a financial professional or a financial intermediary, its employees or associated persons to recommend or offer shares of the Clarkston Funds rather than shares of another mutual fund. To the extent that these payments result in increased assets in the Clarkston Funds, the Adviser will benefit because the Adviser receives advisory fees from the Clarkston Funds based on the Funds’ assets and higher asset levels in the Funds can enhance the Funds’ marketability.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Funds.  The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold.  The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Funds currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds.

The table below shows the administrative fees earned by ALPS for the fiscal year or period indicated below:

	For the Fiscal Year Ended September 30, 2020	For the Fiscal Year Ended September 30, 2019	For the Fiscal Year Ended September 30, 2018
Clarkston Partners Fund(1)	$572,002	$523,715	$500,259
Clarkston Fund(2)	$41,317	$26,440	$20,121
Clarkston Founders Fund(3)	$42,568	$23,801	$19,674

(1)	The Clarkston Partners Fund commenced operations September 16, 2015.
(2)	The Clarkston Fund commenced operations April 4, 2016.
(3)	The Clarkston Founders Fund commenced operations February 1, 2017.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the Trust’s Proxy Voting Policies and Procedures and a summary of the Adviser’s proxy voting policies that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of a Fund or the Adviser, on the other.  Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed.  However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures.  Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives.  When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-844-680-6562 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of February 1, 2021, the following shareholders owned 5% or more of the outstanding shares of a class of the Funds as listed below:

Fund	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Clarkston Partners Fund - Founders Class	BROWN BROTHERS HARRIMAN & CO.	50 POST OFFICE SQ, BOSTON, MA 02110	96.81%	Record
Clarkston Partners Fund - Institutional Class	CHARLES SCHWAB & CO INC	211 MAIN ST, SAN FRANCISCO, CA 94105	41.29%	Record
Clarkston Partners Fund - Institutional Class	RAYMOND JAMES & ASSOCIATES	880 CARILLON PKWY, ST PETERSBURG, FL 33716	21.09%	Record
Clarkston Partners Fund - Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F, BOSTON, MA 02109	19.49%	Record
Clarkston Partners Fund - Institutional Class	MSCS FINANCIAL SERVICES	700 17TH ST, FL 3, DENVER, CO 80202	5.56%	Record
Clarkston Fund - Institutional Class	CHARLES SCHWAB & CO INC	211 MAIN ST, SAN FRANCISCO, CA 94105	75.56%	Record
Clarkston Fund - Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F, BOSTON, MA 02109	18.79%	Record
Clarkston Founders Fund – Institutional Class	BROWN BROTHERS HARRIMAN & CO.	50 POST OFFICE SQ. BOSTON, MA 02110	58.86%	Record
Clarkston Founders Fund – Institutional Class	CHARLES SCHWAB & CO INC	211 MAIN ST, SAN FRANCISCO, CA 94105	26.23%	Record
Clarkston Founders Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F, BOSTON, MA 02109	10.63%	Record

As of December 31, 2020 the officers and Trustees of the Trust owned less than 1% of any class of the outstanding shares of the Funds.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Funds’ service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses.  The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for each Fund.  Unless noted otherwise, all information is provided as of September 30, 2020.

Other Accounts Managed by Portfolio Manager

The table below identifies as of September 30, 2020, the number of accounts (other than the Funds with respect to which information is provided) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)*	Number*	Total Assets (in millions)*
Jeffrey A. Hakala	0	N/A	1	$784.5	230	$1,550.0
Gerald W. Hakala	0	N/A	1	$784.5	162	$1,474.0

*	If an account was managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

Portfolio Manager Compensation

The Adviser’s compensation program is based upon a combination of salaries and bonuses. Each portfolio manager receives a salary and is eligible for a bonus.  The bonus pool is based entirely on the firm’s success.  100% of each individual’s bonus is subjective and based on adherence to investment philosophy and contribution to the firm’s success.  The Adviser does not compensate based on portfolio performance and does not pay commissions on new business.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a Fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs.  For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests.  The Adviser has also adopted trade aggregation and allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts.  There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.  These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if the portfolio manager were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which the portfolio manager exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain funds or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Funds, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that they manage.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that the portfolio manager manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The Adviser or its affiliates may provide more or different services for some types of funds or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Personal and Proprietary Accounts. A conflict of interest may arise when a portfolio manager manages personal accounts for the portfolio manager or their immediate family members or proprietary accounts for the Adviser. When making investment decisions and in allocating investment opportunities, the portfolio manager could have an incentive to favor personal and proprietary accounts over other client accounts in trade execution or investment allocation. A portfolio manager may buy, hold or sell securities for themselves that the portfolio manager or the Adviser recommends or buys, holds or sells for other funds and/or accounts. In addition, a portfolio manager may buy, hold or sell for themselves securities issued by the Adviser’s clients. The prices or terms on which a portfolio manager or the Adviser invest could be more favorable than the prices or terms on which other funds and/or accounts may subsequently invest or previously have invested in such securities.

Outside Relationships. A portfolio manager may buy, hold or sell for funds and/or accounts securities issued by other clients or vendors. Investments in securities issued by a client create a conflict of interest because they provide a portfolio manager an incentive to favor one or more accounts, as applicable, over other funds and/or accounts, when, for example, placing trades, aggregating orders, allocating limited opportunity investments, as applicable, or negotiating fees. A portfolio manager may make investments in securities issued by companies that provide goods or services to the Investment Adviser or the Funds. In the course of obtaining goods or services from these companies, the Adviser could obtain material, nonpublic or other confidential information that, if disclosed, might affect an investor’s decision to buy, sell or hold the company’s securities. Under applicable law, the Adviser and its employees cannot improperly disclose or use any such information for their personal benefit or for the benefit of any other person, including clients of the Adviser. If the Adviser or any of its employees obtains nonpublic or other confidential information about any issuer, the Adviser will have no obligation to disclose the information to a client or use it for the Funds’ benefit. A portfolio manager may manage accounts for clients with whom it has relationships other than the Adviser’s investment advisory relationship (“outside relationship”). A conflict of interest may arise when the portfolio manager has an outside relationship with a client because the portfolio manager could have an incentive to treat accounts with whom it has an outside relationship more favorably than funds and/or accounts with which it does not have an outside relationship.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2020.

Portfolio Manager	Dollar Range of Ownership of Securities
	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Jeffrey A. Hakala	$1,000,000-$2,000,000	$0	$500,000-$1,000,000
Gerald W. Hakala	$1,000,000-$2,000,000	$0	$100,000-$500,000

NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing its assets.  For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time).  A Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price.  If there is no official closing price, the securities are valued at the mean of the last bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.  Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices.  All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes.  It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect.  The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation.  This discussion only applies to shareholders who are U.S. persons.  For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (or entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

Except where otherwise noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  Partners of partnerships that are considering the purchase of shares should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the policy of the Clarkston Fund, the Clarkston Partners Fund, and the Clarkston Founders Fund to distribute annually to shareholders as “ordinary income dividends” substantially all of their investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). It is the policy of all of the Funds to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution.  Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both.  The election may be made at any time by submitting a written request directly to a Fund.  In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice.  If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.  No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code.  Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto.  For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future.  For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.  However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income.  In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below).  In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets.  If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions.  In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year.  In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund in a taxable year may be carried forward to future taxable years indefinitely until they can be used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. The Funds cannot carry back or carry forward any net operating losses. As of the fiscal year ended September 30, 2020, the Clarkston Founders Fund, Clarkston Partners Fund and the Clarkston Fund, had no accumulated capital loss carryforwards.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts.  For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year.  For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemption proceeds. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders, but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.”  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains.  Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  The maximum long-term capital gain rate applicable to individuals is generally 20%.

A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20% (in addition to the 3.8% Medicare tax described below).  Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and a shareholder (with respect to the Fund’s shares).

If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders.

Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which the Funds do not expect to make).  Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.  Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

An additional 3.8% Medicare tax will be imposed on certain net investment income of U.S. individuals, and estates and certain trusts to the extent that such taxpayer’s gross income, as adjusted, exceeds a certain amount. Net investment income includes dividend income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income also includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends received deduction with respect to qualifying dividends received by a Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met by the Fund (with respect to the dividend paying corporation’s stock) and a corporate shareholder (with respect to the Fund’s shares) and certain other conditions are satisfied.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met, and may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain.  A return of capital is generally not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares.  In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year.  Otherwise, such gain or loss will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Non-U.S. Taxes

Investments in non-U.S. securities may cause a Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio.  If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code.  If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid.  A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain holding period and other limitations imposed by the Code.

If a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds do not anticipate that they will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders.  Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income.  This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund may elect to “mark-to-market” these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Under a mark-to-market election, deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC.  As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement.  Under Treasury Regulations, earnings included in income under a QEF election will be qualifying income for a regulated investment company if (i) such earnings are distributed in the taxable year in which they are included, or (ii) derived with respect to the Fund’s business of investing in stock, securities, or currencies. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.  Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

A Fund also may invest in entities classified as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of the foreign corporation by vote or by value (“U.S. shareholders”). If a Fund is a U.S. shareholder with respect to a CFC, the Fund will generally be required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Under Treasury Regulations, amounts included in gross income by a Fund as subpart F income of a CFC will be qualifying income for the Fund under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions will be treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions, except as may be provided in future Treasury Regulations.

Options and Other Financial Products

A Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by a Fund.  Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized.  The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.  Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects.  As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of a Fund as a regulated investment company.

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt.  If the option expires, the premium is generally included in income of the Fund as short-term capital gain.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss.  If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.”  With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”).  Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Securities Issued or Purchased at a Discount

A Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by a Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by a Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund may realize gains or losses from such sales. If a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

For financial accounting purposes, depending upon the type of instrument involved and its credit quality, both original issue discount and market discount may be recognized over the expected or contractual life of the instrument.  The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. However, Treasury Regulations issued in 2020 provide that this provision of the 2017 Tax Act will not generally be applied to amounts determined under the market discount or original issue discount rules.

High-Risk Securities

The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

Under Treasury Regulations, if a Fund invests in stock of a real estate investment trust (“REIT”), the Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other non-corporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Transfers between Classes of a Single Fund

Exchanges of shares between classes of a Fund are generally not taxable transactions. Certain “significant holders” of a Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another the information identified in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of a Fund who own at least one percent (by vote or value) of the total outstanding shares of the Fund, as well as shareholders who own shares of the Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who (i) fails to properly furnish a Fund with a correct taxpayer identification number (TIN), (ii) has under-reported dividend or interest income, (iii) fails to certify to a Fund that he or she is not subject to such withholding or (iv) has not certified that it is a U.S. person.  The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis and whether these shares had a short-term or long-term holding period for fund shares purchased on or after January 1, 2012 (“covered shares”), subsequently redeemed, exchanged or otherwise sold. The Funds must report gross proceeds from the sale of all Fund shares (whether or not they are covered shares).

In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, a Fund will use its default cost basis method. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares, unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Reportable Transactions

If an individual shareholder recognizes a loss with respect to Fund shares of $2 million or more, or a corporate shareholder recognizes a loss of $10 million or more, in any single taxable year (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares.  The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by a NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, agrees to report information relating to them to the withholding agent (which may be the Fund).  The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

A FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements.  The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS.  A FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

A NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  A FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

The 2017 Tax Act

The 2017 Tax Act substantially altered the U.S. federal income tax rules. Several specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also made numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the Act, the Act changed marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning before January 1, 2026. The 2017 Tax Act did not change the maximum federal income tax rates that apply to long-term capital gains recognized by non-corporate taxpayers.

The 2017 Tax Act also established a deduction of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITs, but generally excluding regulated investment companies. Under Treasury Regulations, this deduction may be available for shareholders of regulated investment companies for certain dividends that regulated investment companies derive from REITs. See “Special Tax Considerations – Real Estate Investment Trusts”, above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax-exempt investors.  Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans or by other tax-exempt investors and the precise effect that investment in a Fund would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law.  Dividends and distributions also may be subject to state and local taxes.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes.  Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series.  The Board may establish additional series in the future.  The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust is anticipated to consist of multiple separate portfolios or series.  When certain matters affect one Fund but not another, the shareholders would vote as a Fund regarding such matters.  Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate.  For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund.  Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the Fund.

Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Fund to approve the proposal as to that Fund.  The term “majority,” when referring to approvals to be obtained from shareholders of a Fund means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a Fund’s shareholders and does not intend to do so.  However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series.  However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees.  The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian.  MUFG Union Bank, N.A., located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian for the Funds.  As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds.  Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.  The Custodian also maintains certain accounts and records of the Funds.  Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds.  As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Funds an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.  As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm.  Cohen & Company, Ltd. (“Cohen”) serves as the Trust’s independent registered public accounting firm.  Cohen provides audit services, tax return review and assistance.  Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Counsel.  Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return.  A Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

A Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund.  These factors, possible differences in the methods used in calculating yield, and the tax-exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles.  Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in a Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary.  An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Clarkston Funds for the fiscal year ended September 30, 2020, and the report of Cohen, the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Funds’ Annual Report for the fiscal year ended September 30, 2020. The Annual Report was filed on Form N-CSR with the SEC on December 7, 2020. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly.  In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities.  A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria.  Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher.  A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality).  The percentage of a Fund’s assets invested in securities in a particular rating category will vary.  Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B:  Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C:  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year.  Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated.  Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits.  Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located.  When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination.  In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation.  Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

PRIME-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBS’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:  A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred.  Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default.  For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability.  Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis.  Securities, however, are rated taking into consideration probability of default and loss given default.  As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay.  While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer.  Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings.  When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).  The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.  When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.  Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.  Differences in credit quality may be denoted by plus/minus distinctions.  Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries.  Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.  Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default.  Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics.  Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation.  Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’.  (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full:  denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’:  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities.  Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy.  Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)          to make the proxy voting decisions for the Funds, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2)          to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds.  The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

CLARKSTON CAPITAL PARTNERS, LLC
SUMMARY OF PROXY VOTING POLICIES

The Adviser follows the policies and procedures described below to vote proxies relating to portfolio securities held in the Funds. The Adviser recognizes its fiduciary responsibility to vote proxies solely in a Fund’s best interests. The Adviser has adopted a Proxy Voting Policy as a means reasonably designed to ensure that the Adviser votes any shares owned by its clients that have delegated discretionary proxy voting authority to the Adviser prudently and solely in the best interest of the clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide proxy voting agent services. Broadridge is responsible for ensuring that all proxy ballots received for securities held in the Funds’ portfolios are submitted in a timely manner. As part of its arrangement with Broadridge, the Adviser utilizes Glass Lewis Proxy Services (“Glass Lewis”), a third-party research provider, to provide a recommendation as to how to vote on each issue based on the individual facts and circumstances of the proxy issue and Glass Lewis’ application of its research findings to its Proxy Voting Principles and Guidelines.

For each proxy relating to a security held in the Funds, the Adviser reviews the applicable Glass Lewis recommendation and determines if it agrees that the recommendation is in the best interests of the Fund. If the Adviser agrees, the shares are voted according to the Glass Lewis recommendation. If the Adviser disagrees, the Adviser will document the rationale used to reach its conclusion and will vote the shares accordingly. If Glass Lewis does not provide a recommendation for a proposal for which the Adviser has discretionary voting authority, the Adviser will review the proposal and make a determination as to how to vote the proxy. The Adviser will make proxy voting decisions for securities held in a Fund based on the investment philosophy the Adviser applies in the management of each Fund, which is to seek companies with sustainable competitive advantages that are operated by capable managers who have a keen eye for capital allocation resulting in consistently high Cash Returns on Net Operating Assets and sufficient free cash.  The Adviser will make proxy voting decisions that it believes will enable a company to maximize the value of the business over the long term.

Conflicts of interest between the Adviser or a principal of the Adviser and the Funds with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of shares subject to the voting discretion of the Adviser. If the Adviser determines that a material conflict of interest exists: (i) the Adviser may follow the applicable Glass Lewis recommendation in voting the proxies; (ii) the Adviser may disclose the existence and nature of the conflict to the Fund(s) owning the shares and seek direction on how to vote the proxies; or (iii) the Adviser may abstain from voting, particularly if there are conflicting client interests.

The Adviser will not vote a proxy if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions that prevent the Adviser from exercising its voting authority or require reregistration in order to vote. Administrative matters beyond the Adviser’s control may at times prevent the Adviser from voting proxies.

PART C. OTHER INFORMATION

Item 28.		Exhibits

(a)	(1)	Declaration of Trust of Registrant.(2)

	(2)	Certificate of Trust of Registrant, as filed with the State of Delaware on January 12, 2012.(2)

	(3)	Certificate of Amendment of Certificate of Trust of Registrant, as filed with the State of Delaware on May 18, 2012.(2)

	(4)	Amendment to Declaration of Trust, effective as of December 14, 2020. (30)

(b)		Bylaws of Registrant.(1)

(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).

(d)	(1)	Investment Advisory Agreement dated July 15, 2015 between Registrant and DDJ Capital Management, LLC with respect to the DDJ Opportunistic High Yield Fund.(15)

	(2)	Investment Advisory Agreement dated February 13, 2019 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, Clarkston Founders Fund and the Clarkston Fund.(28)

	(3)	Investment Advisory Agreement dated October 2, 2017 between Registrant and Beacon Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

	(4)	Investment Advisory Agreement dated September 10, 2018 between Registrant and Seven Canyons Advisors, LLC with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)

	(5)	Investment Advisory Agreement dated September 23, 2019 between Registrant and Carret Asset Management, LLC with respect to the Carret Kansas Tax-Exempt Bond Fund.(28)

	(6)	Investment Advisory Agreement dated January 12, 2021 between Registrant and Hillman Capital Management, Inc. with respect to the Hillman Value Fund (33).

	(7)	Investment Advisory Agreement between Registrant and Seven Canyons Advisors, LLC with respect to the Seven Canyons Small Cap Growth Fund (to be filed by subsequent amendment).

(e)	(1)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(22)

	(2)	Amendment to Distribution Agreement dated May 4, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(22)

	(3)	Amendment No. 2 to Distribution Agreement dated September 24, 2018 between Registrant and ALPS Distributors, Inc.(26)

	(4)	Amendment No. 3 to Distribution Agreement dated October 18, 2019 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(28)

	(5)	Amendment No. 4 to Distribution Agreement between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A (32).

	(6)	Form of Broker Dealer Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(33).

	(7)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm (33).

	(8)	Form of Fund/SERV Agreement between ALPS Distributors, Inc. and servicing firm (33).

	(9)	Form of NETWORKING Agreement between ALPS Distributors, Inc. and servicing firm (33).

(f)		None.

(g)	(1)	Amended and Restated Global Custody Agreement For Foreign and Domestic Securities dated January 23, 2020, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.).(28)

	(2)	Custody Agreement dated October 2, 2017 between Registrant and U.S. Bank National Association with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

	(3)	Custody Agreement dated September 7, 2018 between Registrant and State Street Bank and Trust Company with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)

	(4)	Custody Agreement between Registrant and UMB Bank, N.A. with respect to the Hillman Value Fund (to be filed by subsequent amendment).

	(5)	Additional Series Letter to Custody Agreement between Registrant and State Street Bank and Trust Company with respect to the Seven Canyons Small Cap Growth Fund (to be filed by subsequent amendment).

(h)	(1)	Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)

	(2)	Amendment dated April 26, 2016 to Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(18)

(3)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund.(27)

(4)	Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(15)

(5)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(27)

(6)	Amendment dated March 24, 2018 to Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(27)

(7)	Amendment dated November 19, 2020 to Transfer Agency and Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund. (30)

(8)	Transfer Agency and Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

(9)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(27)

(10)	Transfer Agency and Services Agreement dated September 10, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)

(11)	Amendment dated November 19, 2020 to Transfer Agency and Services Agreement dated September 10, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund. (30)

(12)	Transfer Agency and Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(26)

(13)	Amendment to Transfer Agency and Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Small Cap Growth Fund (to be filed by subsequent amendment).

(14)	Administration, Bookkeeping and Pricing Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect the DDJ Opportunistic High Yield Fund.(15)

(15)	Amendment dated March 24, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect the DDJ Opportunistic High Yield Fund.(27)

(16)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect the DDJ Opportunistic High Yield Fund.(26)

(17)	Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect the Clarkston Partners Fund and the Clarkston Fund.(16)

(18)	Amendment dated April 26, 2016 to Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(18)

(19)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect the Clarkston Partners Fund and the Clarkston Fund.(26)

(20)	Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

(21)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(26)

(22)	Administration, Bookkeeping and Pricing Services Agreement between dated September 10, 2018 Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)

(23)	Administration, Bookkeeping and Pricing Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund. (26)

(24)	Amendment to Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Small Cap Growth Fund (to be filed by subsequent amendment).

(25)	Master Report Modernization Addendum dated March 20, 2020 to Administration, Bookkeeping and Pricing Services Agreement between the Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund, Beacon Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, DDJ Opportunistic High Yield Fund, Seven Canyons Strategic Income Fund, Seven Canyons World Innovators Fund, Clarkston Fund, Clarkston Founders Fund and Clarkston Partners Fund.(29)

(26)	Master Liquidity Risk Management Addendum for Trust dated October 31, 2019 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund, the Clarkston Partners Fund and the Clarkston Fund.(28)

(27)	Services Agreement among Registrant, ALPS Fund Services, Inc. and DST Systems, Inc. with respect to the Hillman Value Fund (to be filed by subsequent amendment).

(28)	Chief Compliance Officer Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(15)

(29)	Amendment dated March 24, 2018 to Chief Compliance Officer Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(27)

(30)	Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)

(31)	Amendment dated April 26, 2016 to Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(18)

(32)	Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

(33)	Amendment dated January 4, 2018 to Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(21)

(34)	Chief Compliance Officer Services Agreement dated September 10, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)

(35)	Chief Compliance Officer Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(26)

(36)	Amendment No. 1 dated October 17, 2019 to the Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(28)

(37)	Amendment to Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Small Cap Growth Fund (to be filed by subsequent amendment).

(38)	Fee Waiver Letter Agreement dated January 7, 2021 between Registrant and DDJ Capital Management, LLC with respect to the DDJ Opportunistic High Yield Fund (32).

(39)	Fee Waiver Letter Agreement dated January 7, 2021 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (32).

(40)	Fee Waiver Letter Agreement between Registrant and Clarkston Capital Partners, LLC with respect to the Founders Class of the Clarkston Founders Fund (filed herewith).

	(41)	Fee Waiver Letter Agreement dated January 7, 2021 between Registrant and Beacon Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (32).

	(42)	Fee Waiver Letter Agreement dated January 7, 2021 between Registrant and Seven Canyons Advisors, LLC with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund (32).

	(43)	Fee Waiver Letter Agreement between Registrant and Seven Canyons Advisors, LLC with respect to the Seven Canyons Small Cap Growth Fund (to be filed by subsequent amendment).

	(44)	Fee Waiver Letter Agreement dated January 7, 2021 between Registrant and Carret Asset Management, LLC with respect to the Carret Kansas Tax-Exempt Bond Fund (32)

	(45)	Amended and Restated Fee Waiver Letter Agreement dated January 12, 2021 between Registrant and Hillman Capital Management, Inc. with respect to the Hillman Value Fund (33).

	(46)	Special Custody and Pledge Agreement dated August 15. 2020 between Registrant, Goldman Sachs & Co. LLC, Beacon Investment Advisory Services, Inc. and U.S. Bank National Association with respect to the Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(29).

(i)	(1)	Opinion of Davis Graham and Stubbs LLP, counsel to Registrant, as to legality of shares of the Beacon Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, Carret Kansas Tax-Exempt Bond Fund, Clarkston Partners Fund, Clarkston Fund, Clarkston Select Fund, Clarkston Founders Fund, DDJ Opportunistic High Yield Fund, Seven Canyons World Innovator Fund, Seven Canyons Strategic Income Fund and Hillman Value Fund (32).

(j)	(1)	Consent of Cohen & Company, LLC, Independent Registered Public Accounting Firm to Registrant (filed herewith).

	(2)	Consent of Cohen & Company, LLC, Independent Registered Public Accounting Firm, with respect to Beacon Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, DDJ Opportunistic High Yield Fund, Clarkston Partners Fund, Clarkston Fund, Clarkston Founders Fund, Seven Canyons Strategic Income Fund, Seven Canyons World Innovators Fund, Seven Canyons Small Cap Growth Fund, Hillman Value Fund and Carret Kansas Tax-Exempt Bond (32).

	(3)	Consent of Cohen & Company, LLC, Independent Registered Public Accounting Firm to Registrant with respect to the Seven Canyons Small Cap Growth Fund (to be filed by subsequent amendment).

	(4)	Consent of BBD, LLP, Independent Registered Public Accounting Firm to the Predecessor Fund to the Hillman Value Fund (33).

(k)		None.

(l)	(1)	Share Purchase Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(15)

	(2)	Share Purchase Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)

	(3)	Share Purchase Agreement dated April 27, 2016 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(18)

	(4)	Share Purchase Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

	(5)	Share Purchase Agreement dated September 10, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund.(25)

	(6)	Share Purchase Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(26)

	(7)	Form of Share Purchase Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Hillman Fund (33).

	(8)	Share Purchase Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Small Cap Growth Fund (to be filed by subsequent amendment).

(m)	(1)	Distribution and Services (12b-1) Plan (Class II) – DDJ Opportunistic High Yield Fund.(15)

	(2)	Distribution and Services (12b-1) Plan (Class A) – Carret Kansas Tax-Exempt Bond Fund.(23)

	(3)	Amended Distribution and Services (12b-1) Plan (Class A) - Carret Kansas Tax-Exempt Bond Fund (32).

	(4)	Amended and Restated Shareholder Services Plan (Class I) – DDJ Opportunistic High Yield Fund.(18)

	(5)	Amended and Restated Shareholder Services Plan (Class II) – DDJ Opportunistic High Yield Fund.(18)

	(6)	Amended and Restated Shareholder Services Plan (Institutional Class) – Clarkston Partners Fund.(18)

	(7)	Amended and Restated Shareholder Services Plan (Institutional Class) – Clarkston Fund.(18)

	(8)	Shareholder Services Plan (Institutional Class) – Clarkston Founders Fund.(18)

	(9)	Shareholder Services Plan (Institutional Class) – Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)

(10)	Shareholder Services Plan (Class A) – Carret Kansas Tax-Exempt Bond Fund.(26)

(n)	(1)	Rule 18f-3 Plan – DDJ Opportunistic High Yield Fund.(15)

	(2)	Rule 18f-3 Plan – Clarkston Partners Fund.(16)

	(3)	Rule 18f-3 Plan – Clarkston Founders Fund.(30)

	(4)	Rule 18f-3 Plan – Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)

	(5)	Rule 18f-3 Plan – Seven Canyons World Innovators Fund.(22)

	(6)	Rule 18f-3 Plan – Seven Canyons Small Cap Growth Fund.(31)

	(7)	Rule 18f-3 Plan – Carret Kansas Tax-Exempt Bond Fund.(23)

(o)		Reserved

(p)	(1)	Code of Ethics for Registrant, as of October 30, 2012, as amended November 14, 2016.(19)

	(2)	Code of Ethics for ALPS Holdings, Inc. and its subsidiaries and affiliates, including ALPS Distributors, Inc. and ALPS Fund Services, dated May 1, 2010, as amended July 1, 2017.(20)

	(3)	Code of Ethics for DDJ Capital Management, LLC, dated October 10, 2013.(15)

	(4)	Code of Ethics for Clarkston Capital Partners, LLC, dated April 29, 2013.(16)

	(5)	Code of Ethics for Beacon Investment Advisory Services, Inc.(20)

	(6)	Code of Ethics for Seven Canyons Advisors, LLC.(24)

	(7)	Code of Ethics for Carret Asset Management, LLC.(23)

	(8)	Code of Ethics for Hillman Capital Management, Inc. (33)

(q)	(1)	Power of Attorney dated November 20, 2020.(29)

(1)	Incorporated by reference to Registrant’s Registration Statement filed on September 17, 2012.
(2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on November 19, 2012.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 filed on December 19, 2012.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on July 31, 2013.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 24, 2013.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 16, 2013.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on December 19, 2013.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on February 24, 2014.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on June 30, 2014.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on August 8, 2014.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 29, 2014.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on October 1, 2014.
(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on January 29, 2015.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on February 27, 2015.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 15, 2015.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 filed on September 8, 2015.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed on January 29, 2016.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 55 filed on April 26, 2016.
(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No.57 filed on January 27, 2017.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 61 filed on September 29, 2017.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed on January 29, 2018.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed on May 24, 2018.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed on June 13, 2018.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed on July 16, 2018.
(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 71 filed on September 11, 2018.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed on September 24, 2018.
(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 75 filed on January 28, 2019.

(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 77 filed on January 28, 2020.
(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 78 filed on November 20, 2020
(30)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 80 filed on December 15, 2020.
(31)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 81 filed on December 15, 2020.
(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 82 filed on January 28, 2021.
(33)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed on February 11, 2021.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None

Item 30.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article 8 of the Registrant’s Declaration of Trust (Exhibit (a)(1) to the Registration Statement) and Section 7 of the Distribution Agreement (Exhibit (e)(1)) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31.	Business and Other Connections of Investment Advisers and Investment Sub-Advisers.

DDJ CAPITAL MANAGEMENT, LLC

Name*	Position with DDJ Capital Management, LLC	Other Business Connections	Type of Business
David J. Breazzano	President and Chief Investment Officer	None	N/A
John F. O’Connor	Senior Vice President, Head of Business Development and Client Service	None	N/A
John J. Russell	Chief Financial Officer	None	N/A
Joshua L. McCarthy	General Counsel and Chief Compliance Officer	None	N/A
John W. Sherman	Co-Portfolio Manager / Assistant Portfolio Manager	None (other than serving as a director on the board of a portfolio company in which certain funds and/or accounts managed or advised by DDJ Capital Management, LLC have invested)	N/A
Benjamin J. Santonelli	Portfolio Manager / Co-Portfolio Manager	None (other than serving as a director on the board of a portfolio company in which certain funds and/or accounts managed or advised by DDJ Capital Management, LLC have invested)	N/A

*	The principal business address for each of the DDJ Capital Management, LLC representatives is 130 Turner Street, Building 3, Suite 600, Waltham, Massachusetts 02543.

CLARKSTON CAPITAL PARTNERS, LLC

Name *	Position with Clarkston Capital Partners, LLC	Other Business Connections	Type of Business
Jeffrey A. Hakala	Manager; Chief Executive Officer and Co-Chief Investment Officer	Director, Wright & Filippis, Inc.; Director and Audit Committee Member, Waterford Bancorp; Director, Conifer Holdings, Inc.; Chairman, Chief Executive Officer, and President, Clarkston Companies, Inc.; Manager, Clarkston 91 West LLC	Healthcare Services; Bank Holding Company; Insurance; Investment Adviser Holding Company; Real Estate Holding Company
Gerald W. Hakala	Manager; Managing Director, Clarkston Capital, and Co-Chief Investment Officer	Director, Wright & Filippis, Inc.; Executive Vice President, Clarkston Companies, Inc.; Manager, Clarkston 91 West LLC	Healthcare Services; Investment Adviser Holding Company; Real Estate Holding Company
Jeremy J. Modell	Manager; Managing Director, Clarkston Private Client	Manager, Modell Capital LLC; Manager, Clarkston 91 West LLC	Investment Adviser Holding Company; Real Estate Holding Company
Salvatore F. Gianino	Secretary, Treasurer and Chief Financial Officer	Director, Waterford Bancorp; Advisory Board Member, Century Equipment Company; Executive Vice President, Clarkston Companies, Inc.	Bank Holding Company; Equipment Distributor; Investment Adviser Holding Company
Amy D. Eisenbeis	General Counsel and Chief Compliance Officer	None	N/A
Kevin R. Kuhl	Chief Operating Officer	None	N/A

*	The principal business address for each of the Clarkston Capital Partners, LLC executive officers is 91 West Long Lake Road, Bloomfield Hills, MI 48304.

BEACON INVESTMENT ADVISORY SERVICES, INC.

Name *	Position with Beacon Investment Advisory Services, Inc.	Other Business Connections	Type of Business
Valerie Murray	President	None	N/A
Erman Civelek	Senior Vice President of Investment Strategy	None	N/A
John Longo	Chief Investment Officer	Professor at Rutgers University	University

*	The principal business address for each of the Beacon Investment Advisory Services, Inc. representatives is 163 Madison Avenue, Suite 600, Morristown, NJ 07960.

SEVEN CANYONS ADVISORS, LLC

Name *	Position with Seven Canyons Advisors LLC	Other Business Connections	Type of Business
Spencer Stewart	Member and Portfolio Manager	Ohana Asset Management, LLC – Owner	Real Estate Investment
Eric Moessing	Member and Chief Operations Officer	The Annadel Group – Owner	Senior Care
Josh Stewart	Member and Portfolio Manager	None	N/A
Samuel Stewart, Jr.	Member and Portfolio Manager	None	N/A
Matt Swendiman	Chief Compliance Officer	Chief Executive Officer, Key Bridge Compliance, LLC Chairman, F/m Acceleration, LLC Investment Advisory Representative, Crew Capital Management, Ltd.	Investment Management

*	The principal business address for each of the Seven Canyons Advisors, LLC representatives is 22 East 100 South 3rd Floor, Salt Lake City, Utah 84111.

CARRET ASSET MANAGEMENT, LLC

Name *	Position with Carret Asset Management, LLC	Other Business Connections	Type of Business
Wayne Reisner	President	None	N/A
Marco Vega	COO and CFO	Brean Capital LLC, Quadrant Holdings Inc. and subsidiaries, NSI MI Technology, United Holding Company, Bernard Holdings LLC, Patagonia Hawk Acquisition Corp.	Broker Dealer, Family Office, Engineering Firm, Insurance, Payroll Processor and Insurance Services, SaaS
Jason Graybill	Senior Managing Director	None	N/A
Neil Klein	Senior Managing Director	None	N/A

*	The principal business address for each of the Carret Asset Management, LLC representatives is 320 Park Avenue, 18th Floor, New York, NY 10022.

HILLMAN CAPITAL MANAGEMENT, INC.

Name *	Position with Hillman Capital Management, Inc.	Other Business Connections	Type of Business
Mark A. Hillman	CEO and CIO	None	N/A
Trevor Lee	Analyst	None	N/A
Jeffrey T. Long	Director, Systems, Operations and Trading	None	N/A
Peter W. Beebe	President	Owner/Managing Principal of Asset Growth Partners, LLC	Not an operating company. A vehicle for receiving payments from the sale of a previous business
C. Frank Watson	CCO	CEO and owner of Fairview Investment Services, Fairview Investment Administration, Filepoint, Fairview Performance Services and Fairview Cyber	Back office services to registered investment advisers
Lindsey G. Vaughan, CFA	Managing Director	N/A	N/A

*	The principal business address for each of the Hillman Capital Management, Inc. representatives is 7250 Woodmont Avenue, Suite 310, Bethesda, MD 20814.

Item 32.	Principal Underwriter.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, Alternative Credit Income Fund, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, CC Real Estate Income Fund, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., Sierra Total Return Fund, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Bradley J. Swenson	President, Chief Operating Officer, Director	President
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices:

Name	Address	City, State, Zip
ALPS Distributors, Inc.	1290 Broadway, Suite 1000	Denver, CO 80203
ALPS Fund Services, Inc.	1290 Broadway, Suite 1000	Denver, CO 80203
DDJ Capital Management, LLC	130 Turner Street, Building 3, Suite 600	Waltham, MA 02543
Clarkston Capital Partners, LLC	91 West Long Lake Road	Bloomfield Hills, MI 48304
Beacon Investment Advisory Services, Inc.	163 Madison Avenue, Suite 600	Morristown, NJ 07960
Seven Canyons Advisors, LLC	22 East 100 South, 3rd Floor	Salt Lake City, UT 84111
Carret Asset Management, LLC	320 Park Avenue, 18th Floor	New York, NY 10022
Hillman Capital Management, Inc.	7250 Woodmont Avenue, Suite 310	Bethesda, MD 20814

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 85 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 12th day of February, 2021.

ALPS SERIES TRUST

By:	/s/ Bradley Swenson
Bradley Swenson
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bradley Swenson	President and Principal Executive Officer	February 12, 2021
Bradley Swenson

/s/ Ward D. Armstrong	Trustee and Chairman	February 12, 2021
Ward D. Armstrong*

/s/ J. Wayne Hutchens	Trustee	February 12, 2021
J. Wayne Hutchens *

/s/ Patrick Seese	Trustee	February 12, 2021
Patrick Seese*

/s/ Jeremy O. May	Trustee	February 12, 2021
Jeremy O. May*
/s/ Erich Rettinger	Treasurer, Principal Financial Officer, and Principal Accounting Officer	February 12, 2021
Erich Rettinger

*	Signature affixed by Vilma V. DeVooght pursuant to a Power of Attorney dated November 20, 2020.

Exhibit List

(h)	(40)	Fee Waiver Letter Agreement dated February 1, 2021 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Founders Fund – Founders Class.
(j)	(1)	Consent of Cohen & Company, LLC.